SIX CIRCLES FUNDS

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

(each, a series of Six Circles Trust)

Supplement dated March 14, 2023

to the Summary Prospectus dated August 28, 2022, as amended

Effective immediately, the “Purchase and Sale of Fund Shares” section of the Summary Prospectus for each of the Six Circles Managed Equity Portfolio U.S. Unconstrained Equity Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund, is hereby deleted and replaced with the following:

The Fund is designed exclusively for investors participating in investment advisory programs, trusts or pooled investment vehicles managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates (each, a “JPM Program”). In particular, the Fund is designed to be an investment vehicle for the Managed Equity Portfolio strategy option available through discretionary JPM Programs. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles and other pooled investment vehicles, such as registered investment companies, advised by the Adviser or its affiliates are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

SUPP-6C-2023-20